                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 4, 2002
                                                         -----------------


                          SUSQUEHANNA BANCSHARES, INC.
                        -------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                     0-10674                  23-2201716
   --------------------          ---------------------       --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



   26 North Cedar Street, Lititz, Pennsylvania                17543
-------------------------------------------------        ---------------
   (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (717) 626-4721
                                                           --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On November 5, 2002, Susquehanna Bancshares, Inc. ("Susquehanna") publicly announced the completion on November 4, 2002 of a private placement of $75 million aggregate principal amount of 6.05% Subordinated Notes due November 1, 2012. The offering was made through initial purchasers to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"). A copy of the press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired: None

         (b)      Pro Forma Financial Information: None

         (c)      Exhibits:
                  99.1     Press release, dated November 5, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUSQUEHANNA BANCSHARES, INC.
                                             (Registrant)

                                     By: /s/ Drew K. Hostetter
                                         --------------------------------
                                          Drew K. Hostetter
                                          Executive Vice President & CFO

Dated: November 5, 2002

Exhibit Index


Exhibit

99.1     Press Release, dated November 5, 2002.